SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported): June 29, 2005
                                                           ------------

                             ARETE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


             Colorado                 33-16820-D               84-1508638
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    (State or other jurisdiction     (Commission           (I.R.S.  Employer
          of incorporation)          File Number)          Identification No.)


              7102 La Vista Place Suite 100, Niwot, Colorado 80503
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number including area code: (303) 652-3113
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report):


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)]
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)]

Item 1.01 Entry Into (Amendment of) a Material Definitive Agreement

Amendment Extending Purchase Agreement

     On June 30, 2005, Colorado Oil and Gas, Inc. ("COG") a majority owned subsidiary of Arete Industries, Inc., the registrant, signed an Extension Agreement extending the Closing Date of that certain Purchase Agreement, signed by COG on May 16, 2005, and disclosed under Registrant's Current Report on Form 8-K filed with the Commission on May 23, 2005. The Extension Agreement provides that COG will have until July 31, 2005 to complete its funding and close its acquisition of 13 producing oil and gas properties and 5 development prospects in Colorado. The extension agreement provides a 31 day non-exclusive extension of the previously mentioned Purchase Agreement, and requires a non-refundable deposit of $50,000 in cash and 200,000 additional shares of COG's common stock valued at $1.00 per share raising the total purchase price to $2,850,000. During the extension period, Colorado Oil and Gas, Inc. will have the first right of refusal to match any bona-fide third-party offer received by the Seller for the Properties.

The disclosure under this Item 1.01 provides summary information of the Amendment to the definitive Agreement as specified in the required disclosure under Item 1.01 of Form 8-K promulgated by the Securities and Exchange Commission, and is qualified by the detailed provisions of the definitive Extension Agreement which have been contemporaneously submitted by Registrant as
Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 502 (b)  Departure and Appointment of Principal Executive Officer

On June 29, 2005, the board of directors of the Registrant initiated a management restructuring to develop a new long term plan for the Company. As part of this restructuring, Mr. Thomas P. Raabe, stepped down as Chief Executive Officer and was appointed to the new office of President of the Registrant. His position as director remains unchanged. Mr. Charles L. Gamber, currently a director of Registrant and a director and officer of Registrant's Subsidiary Colorado Oil and Gas, Inc. was appointed as interim CEO pending creation by a newly formed committee of directors of a new strategic and long-term operating plan for the Registrant. The restructuring was effective June 29, 2005. Also, no employment agreements for the two officers was created, and no set compensation arrangement was made. Mr. Raabe's employment agreement has expired as of June 30, 2005.

Item 502 (c) Business Experience and Involvement in Certain Transactions of newly appointed officers.

Both Mr. Raabe, who resigned as CEO and was appointed as President, and Mr. Gamber who was appointed as interim CEO of the Registrant were already directors and, in Mr. Raabe's case, an executive officer of the Registrant. Information concerning their prior business experience, required under this Item, and Item 401 (a) and (b) of Regulation SB, as well as concerning Certain Relationships and Related Party Transactions under Item 404 (a)(4) and (a)(5) of Regulation SB have been previously filed under the Registrant's Form 10-KSB for the fiscal year ended December 31, 2004 and the Registrant's Form 10-QSB for the quarter ended March 30, 2005, and are incorporated herein by reference.

Item 8.01. Other Events.

Submittal of Press Releases:

(1) The Registrant, on June 29, 2005, issued a Press Release disclosing the restructuring of management by action of the board of directors including the resignation of Thomas P. Raabe as the Chief Executive Officer and the appointment of Charles L. Gamber, as interim Chief Executive Officer, as well as appointment of Mr. Raabe, who stepped down as CEO to take the new position of President of the Registrant, described in Item 5.02 of this Current Report on Form 8-K. The Press Release also disclosed that Mr. Raabe was taking the Chairman and CEO role of the Registrant's majority owned Subsidiary, Aggression Sports, Inc. dba Arete Outdoors and re-activating that company under a business plan to be developed and executed by Mr. Raabe. The Press Release discloses that the Registrant has initiated the restructuring of management and stated the Board of Director's intent to re-focus the Registrant in a new direction by creating a board committee to develop a strategic long term plan for the Company. The new board committee, consisting of Mr. John Herzog, Mr. Gamber and Mr. Raabe, expects to complete its recommendations on or before July 31, 2005. Further the Registrant stated its intent to focus its efforts on development of the businesses of its two subsidiaries, with Mr. Raabe agreeing to step down as CEO of the Registrant to focus most of his time on restructuring and reactivating the Registrant's Aggression Sports subsidiary. The referenced June 29, 2005 press release has been attached as an Exhibit to this Current Report in Form 8-K, as Exhibit 99.1 and incorporated herein by reference.

(2) The Registrant, on July 1, 2005, issued a Press Release announcing that on June 30, 2005, its Subsidiary, Colorado Oil and Gas, Inc. had signed an Extension Agreement, providing for a non-exclusive 31 day extension of the Closing Date of its Purchase Agreement originally signed on May 16, 2005. The Extension Agreement gives Colorado Oil and Gas, Inc. until July 31, 2005 to close the transaction. Additional consideration of a non-refundable deposit of $50,000 and issuance of an additional 200,000 common shares of Colorado Oil and Gas, Inc. to the sellers for granting the extension was provided for in the Extension Agreement. The Extension Agreement also grants Colorado Oil and Gas, Inc. a first right of refusal to match any bona-fide third party offer for the properties covered by the Purchase Agreement received by the Seller during the extension period. The Extension Agreement is more particularly described in Item 1.01 of this Current Report, and the Amendment to the Material Definitive Agreement is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference. The Registrant voluntarily submits a copy of the referenced July 1, 2005 Press Release hereto as an exhibit under Item 601 (99) of Regulation SB, as Exhibit 99.2 and incorporates it herein by reference.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


ARETE INDUSTRIES, INC.

Date:  July 5, 2005               By:  /s/ THOMAS P. RAABE
                                       -------------------------
                                       Thomas P. Raabe, President,
                                       and Chairman of the Board of Directors


                                  EXHIBIT INDEX

   Exhibit Number                      Description

         10.1                          Extension Agreement dated June 30, 2005.

         99.1                          Press Release dated June 29, 2005.

         99.2                          Press Release dated July 1, 2005.